                              AEP INDUSTRIES INC.
                              125 PHILLIPS AVENUE
                           SOUTH HACKENSACK, NJ 07606
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 11, 1995

                                                               February 28, 1995

TO THE HOLDERS OF COMMON STOCK OF AEP INDUSTRIES INC.:

    Notice is hereby given that the Annual Meeting of Stockholders of AEP Industries Inc. will be held at the Sheraton Hasbrouck Heights Hotel, 650 Terrace Avenue, Hasbrouck Heights, New Jersey, on Tuesday, April 11, 1995, at 10:00 A.M. local time for the following purposes as more fully described in the accompanying Proxy Statement:

     1. To elect two Class C directors of the Company for the ensuing three year period (Page 1).

     2. To consider and take action upon a proposal by the Board of Directors to increase the number of authorized shares of common stock of the Company from 8,000,000 to 20,000,000 shares (Page 10).

     3. To consider and take action upon a proposal by the Board of Directors to adopt the 1995 Employee Stock Purchase Plan (Page 10).

     4. To consider and take action upon a proposal by the Board of Directors to adopt the 1995 Stock Option Plan (Page 12).

     5. To consider and take action upon a proposal to ratify the Board of Director's selection of Arthur Andersen LLP to serve as the Company's independent auditors for the fiscal year ending October 31, 1995 (Page
        15).

     6. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    The close of business on February 17, 1995, has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. A list of stockholders entitled to vote at the meeting may be examined at the Company's executive office located in South Hackensack, New Jersey, during the ten-day period preceding the meeting.

    You are cordially invited to attend the meeting in person. If you do not expect to be present, please sign and date the enclosed form of Proxy and return it by mail in the envelope provided. No postage is required if mailed in the United States.

                                          By Order of the Board of Directors,

                                          Lawrence R. Noll
                                          Vice President -- Finance and
                                          Secretary

PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. YOU CAN SPARE YOUR COMPANY THE EXPENSE OF FURTHER PROXY SOLICITATION BY RETURNING YOUR PROXY CARD PROMPTLY.

                              AEP INDUSTRIES INC.
                              125 PHILLIPS AVENUE
                           SOUTH HACKENSACK, NJ 07606
                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 11, 1995

    This Proxy Statement is provided in connection with the solicitation of Proxies on behalf of the Board of Directors of AEP Industries Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on April 11, 1995, and at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). It will be mailed commencing on or about February 28, 1995, to the persons entitled to receive the Notice.

    Any Proxy may be revoked at any time before it is exercised by personally appearing at the Meeting and casting a contrary vote or by giving a later dated Proxy.

    At the close of business on February 17, 1995, the record date for holders entitled to notice and to vote at the Meeting, the Company had outstanding 7,380,673 shares of Common Stock , $.01 par value ("Common Stock"), each of which is entitled to one vote with respect to each matter to be voted on at the Meeting. The Company has no class or series of stock outstanding other than Common Stock.

    At February 17, 1995, Mr. J. Brendan Barba, Chairman of the Board, President and Chief Executive Officer and Class C Director of the Company and members of his immediate family, and David J. McFarland, Mr. Barba's uncle, together owned approximately 48.0% of the outstanding Common Stock of the Company. This ownership will enable such stockholders to effectively elect the Board of Directors of the Company and, thereby, control the Company's policies. To the Company's knowledge, Mr. Barba and members of his family and Mr. McFarland will vote their shares of Common Stock in favor of each of the proposals to be presented at the Meeting.

    The Company's executive office is located at 125 Phillips Avenue, South Hackensack, New Jersey 07606.

ITEM NO. 1.

                             ELECTION OF DIRECTORS

    Two directors, denominated as Class C Directors, are to be elected at this Annual Meeting of Stockholders. This is in accordance with the Company's Certificate of Incorporation, which provides for the division of the Board of Directors into three classes with the term for the Class C Directors expiring at the Annual Meeting of Stockholders to be held on April 11, 1995. Class A and Class B Directors will be elected at the Annual Meetings to be held in 1996 and 1997, respectively. After the expiration of the respective terms of each class, the stockholders will elect Directors in each such class to serve for terms of three years.

    The Company's Certificate of Incorporation provides that the Company's Board shall consist of three classes, each class to be as nearly equal as possible to one-third of the total number of Directors. The Company currently has six Directors.

    The nominees to be Class C Directors are J. Brendan Barba and Lawrence R. Noll. Each Class C Director will serve for three years or until a successor shall have been chosen and qualified. It is the intention of the persons named in the accompanying form of Proxy to vote the shares of Common Stock represented in favor of the nominees listed in the following table, unless otherwise instructed in such Proxy. In case a nominee is unable or declines to serve, such persons reserve the right to vote the shares of Common Stock represented by such Proxy for another person duly nominated by the Board of Directors in such nominee's stead. The Board of Directors has no reason to believe that the named nominees will be unable or will decline to serve.

    The nominees are presently serving as Class C Directors of the Company. Certain information concerning the nominees for election and the other Directors of the Company is set forth below. Such information was furnished by them to the Company.

NOMINEES FOR ELECTION

                                                                              SHARES OF COMMON STOCK
                                                                               BENEFICIALLY OWNED AS
NAME AND CERTAIN                                                                        OF               PERCENT
BIOGRAPHICAL INFORMATION                                                       JANUARY 31, 1995 (A)      OF CLASS
- ----------------------------------------------------------------------------  -----------------------  ------------
J. BRENDAN BARBA                                                                  2,949,017(b)(c)(d)         39.9%
 (Class C Director)
 age 54; President of the Company since 1971; Chairman of the Board of the
 Company since November 1985; Director of the Company since 1971.
LAWRENCE R. NOLL                                                                      4,545(e)             (f)
 (Class C Director)
 age 46; Vice President -- Finance and Secretary of the Company since 1993;
 Controller of the Company from 1980 to 1993; Director of the Company since
 September 1993.


DIRECTORS WHOSE TERM OF OFFICE
WILL CONTINUE AFTER THE MEETING
- ----------------------------------------------------------------------------
KENNETH AVIA                                                                         90,000                   1.2%
 (Class A Director)
 age 52; Senior Vice President of Card Establishment Services, Inc. (a
 credit card servicing company) since 1993; Divisional Vice President of
 Automatic Data Processing, Inc. from 1984 to 1993. Director of the Company since 1980.
PAUL E. GELBARD                                                                       1,350(g)             (f)
 (Class A Director)
 age 64; Partner, Bachner, Tally, Polevoy & Misher (Attorneys) since 1974;
 Director of the Company since December 1991.
ROBERT W. CRON                                                                       31,546(h)(i)(j)       (f)
 (Class B Director)
 age 47; Executive Vice President -- Sales and Marketing of the Company
 since 1989; Vice President-Sales of the Company from 1980 to 1989; various sales positions with the Company prior to that time; Director of the
 Company since 1985.
PAUL M. FEENEY                                                                       37,983(k)             (f)
 (Class B Director)
 age 52; Executive Vice President -- Finance of the Company since 1988; Vice
 President and Treasurer of Witco Corporation from 1980 to 1988; Director of the Company since 1989.

- ------------------------
(a) Except as indicated in the following footnotes, each of the persons listed above has sole voting and investment power with respect to all shares shown in the table as beneficially owned by him.

(b)  Includes   9,000  shares  issuable  upon  the  exercise  of  stock  options exercisable within 60 days held by Mr. Barba. See "Employee Benefits Plans -- 1985 Stock Option Plan."

(c) Does not include 80,843 shares owned or issuable upon the exercise of stock options held by Mr. Barba's two daughters and their families, as to which Mr. Barba disclaims beneficial ownership.

(d)  Does not include 57,500 shares owned by  Mr. Barba's wife, as to which  Mr.
     Barba disclaims beneficial ownership.

(e)  Includes   2,900  shares  issuable  upon  the  exercise  of  stock  options exercisable within 60 days held by Mr. Noll. See "Employee Benefit Plans --
     1985 Stock Option Plan."

(f)  Less than 1%.

(g)  Includes 900 shares issuable upon the exercise of stock options exercisable within 60 days  held by Mr.  Gelbard. See "Employee  Benefit Plans --  1985
     Stock Option Plan."

(h)  Includes 2,250 shares held by Mr. Cron as trustee for his minor children.

(i) Includes 21,750 shares issuable upon the exercise of stock options exercisable within 60 days held by Mr. Cron. See "Employee Benefit Plans --
     1985 Stock Option Plan."

(j)  Does not include 2,250  shares owned by  Mr. Cron's wife,  as to which  Mr.
     Cron disclaims beneficial ownership.

(k) Includes 28,500 shares issuable upon the exercise of stock options exercisable within 60 days held by Mr. Feeney. See "Employee Benefit Plans
     -- 1985 Stock Option Plan."

    During the past fiscal year the Board of Directors of the Company met six times. Each of the persons named in the table attended all of the meetings of the Board of Directors and meetings of any committees of the Board on which such person served which were held during the time that such person served.

    The Board of Directors of the Company has a Stock Option Committee and a Compensation Committee each of whose members are Messrs. Avia, Barba and Gelbard. The Stock Option Committee administers the Company's 1985 Stock Option Plan and determines the persons who are eligible to receive options thereunder, the number of shares to be subject to each option and the other terms and conditions under which options under such Plan are granted and made exercisable. The Stock Option Committee also administers the Company's 1985 Stock Purchase Plan. See "Employee Benefit Plans" below. The Compensation Committee is authorized to review and approve remuneration arrangements for senior management, directors and other employees and employee benefit plans in which officers and employees are eligible to participate. The Stock Option Committee met two times and the Compensation Committee met once during the fiscal year ended October 31, 1994.

    The Board of Directors has an Audit Committee whose members are Messrs. Avia, Noll and Gelbard. The Audit Committee is authorized to meet and discuss with representatives of any firm of certified public accountants retained by the Company the scope of the audit of such firm and question such representatives with respect thereto, and to meet with and question employees of the Company with respect to financial matters pertaining to the Company. The Audit Committee met once during the fiscal year ended October 31, 1994.

    The Board of Directors of the Company does not have a Nominating Committee.

    The directors and executive officers of the Company other than Messrs. Avia and Gelbard are active in the business on a day-to-day basis. Mr. Barba and Mr. Cron are cousins. No other family relationships exist between any of the directors and executive officers of the Company.

    The Company's Certificate of Incorporation contains a provision, authorized by Delaware law, which eliminates the personal liability of a director of the Company to the Company or to any of its stockholders for monetary damages for a breach of his fiduciary duty as a director, except in the case where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law, or obtained improper personal benefit.

COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth information concerning the cash compensation paid by the Company for services rendered during the fiscal year ended October 31, 1994, to the executive officers of the Company whose aggregate compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                  ANNUAL                                 LONG TERM COMPENSATION
                                                                       ---------------------------
                               COMPENSATION                            # OF SHARES
                              --------------            OTHER ANNUAL   RESTRICTED     # OF SHARES     ALL OTHER
          NAME AND                   SALARY    BONUS    COMPENSATION      STOCK      STOCK OPTIONS   COMPENSATION
     PRINCIPAL POSITION       YEAR    (1)       (1)         (2)         AWARD(S)          (3)            (4)
- ----------------------------  ----  --------  --------  ------------   -----------   -------------   ------------
J. Brendan Barba              1994  $350,000  $100,000       --            --           --              $2,310
 Chairman of the Board and    1993  $327,200  $ 40,000       --            --           --              $2,216
 Chief Executive Officer      1992  $327,000     --          --            --           --              $1,899

Robert W. Cron                1994  $168,400  $ 50,000       --            --            7,500          $1,646
 Executive Vice President     1993  $168,400  $ 35,000       --            --           --              $1,325
 Sales and Marketing          1992  $158,400  $ 20,000       --            --            7,500          $1,463

Paul M. Feeney                1994  $157,500  $ 55,000       --            --            7,500          $2,310
 Executive Vice President --  1993  $157,500  $ 35,000       --            --           --              $2,248
 Finance                      1992  $149,700  $ 20,000       --            --            7,500          $1,355

Lawrence R. Noll              1994  $ 93,600  $ 14,000       --            --            5,000          $  851
 Vice President -- Finance    1993  $ 79,500  $ 12,000       --            --           --              $  618
                              1992  $ 76,200  $  8,000       --            --            3,000          $  712

- ------------------------------
(1)  See "Compensation Committee Report."

(2) Excludes perquisites and other benefits, unless the aggregate amount of such compensation is more than the lesser of either $50,000 or 10 percent of the total of annual salary and bonus reported for the named executive officer.

(3)  Stock options granted were determined by the Stock Option Committee.

(4) "All Other Compensation" represents the allocation of the Company's contribution to the AEP Industries Inc. Employee Profit Sharing and 401(k) Plan for each executive officer based upon the distribution formula in the Plan.

    The Company pays each of its directors a fee of $1,000 for attending each meeting of the Board of Directors of the Company. Each director has the option to defer payment of director's fees. Interest will accrue on deferred director fees at the rate of 8% until paid.

PERFORMANCE GRAPH

    The Company's Common Stock is traded on the NASDAQ National Market System under the symbol AEPI. The following performance graph compares the performance of the Company's Common Stock to the S & P 500 Index and two Peer Groups for the Company's last five fiscal years. Peer Group 1 includes Bemis Co., Liquid Box Corp., and Tyco Labs. Peer Group 2 includes The Atlantis Group, Bemis Co., Carlisle Plastics, Inc., Liquid Box Corp., Tredegar Industries, Inc., and Tyco Labs. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in Company Common Stock, S & P 500 and Peer Groups. The cumulative total return assumes reinvestment of dividends.

                                 (insert graph)

EMPLOYEE BENEFIT PLANS

    COMBINED PROFIT SHARING AND 401(K) PLAN. The Company maintains a combined Profit Sharing and 401(k) Plan for its employees (other than union employees at the Company's California plant). The Plan became effective November 1, 1973 and was amended to include 401(k) Plan provisions effective January 1, 1993. This amended Plan is qualified under the Internal Revenue Code of 1986, as amended (the "Code"). An employee becomes eligible to participate in the Plan on the January 1 or July 1 nearest the date on which the employee has completed one year of service constituting at least 1,000 hours of service and agrees to contribute a minimum of 2% of his or her annual earnings. The Plan is funded by a 25% matching contribution by the Company of the employee's gross contribution which can be up to the lower of 6% of annual gross compensation or $9,240, the maximum contribution allowed by the Code for 1994.

    1985 STOCK OPTION PLAN. In November 1985, the Board of Directors adopted and the stockholders of the Company approved the Company's 1985 Stock Option Plan, as amended, (the "Option Plan"). Under the Option Plan options to purchase up to 772,500 shares of Common Stock may be granted to key employees of the Company or its subsidiaries, including the directors and officers, during the period ending October 31, 1995.

    The following table shows as to the Chief Executive Officer and the three other Executive Officers of the Company, information about options granted in the last fiscal year. The Company does not grant any stock appreciation rights.

                      OPTIONS GRANTED IN LAST FISCAL YEAR

                                                                                      POTENTIAL REALIZABLE
                                                                                        VALUE AT ASSUMED
                                                                                        ANNUAL RATES OF
                                                                                          STOCK PRICE
                                             INDIVIDUAL GRANTS                        APPRECIATION RIGHTS
                       -------------------------------------------------------------    FOR OPTION TERM
                                      % OF TOTAL OPTIONS     EXERCISE OR              --------------------
                         OPTIONS     GRANTED TO EMPLOYEES    BASE PRICE   EXPIRATION     5%         10%
        NAME            GRANTED #       IN FISCAL YEAR         ($/SH)        DATE      ($)(1)     ($)(1)
- ---------------------  -----------  -----------------------  -----------  ----------  ---------  ---------
J. Brendan Barba           --                 --                 --           --         --         --
Robert W. Cron              7,500               10.5          $   18.75     05/31/04     --         --
Paul M. Feeney              7,500               10.5          $   18.75     05/31/04     --         --
Lawrence R. Noll            5,000                7.0          $   18.75     05/31/04     --         --

- ------------------------
(1) The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                             NUMBER OF
                                                        UNEXERCISED OPTIONS         VALUE OF UNEXERCISED
                                                        AT OCTOBER 31, 1994         IN-THE-MONEY OPTIONS
                                                              (SHARES)            AT OCTOBER 31, 1994 (1)
                        SHARES ACQUIRED     VALUE    --------------------------  --------------------------
        NAME              ON EXERCISE     REALIZED   EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- ---------------------  -----------------  ---------  -----------  -------------  -----------  -------------
J. Brendan Barba              --             --           9,000         6,000    $    74,790   $    49,860
Robert W. Cron                --             --          21,750        12,750    $   216,158   $    54,878
Paul M. Feeney                --             --          28,500        12,750    $   300,285   $    54,878
Lawrence R. Noll               1,300      $  13,392       2,300         7,400    $    18,216   $    20,902

- ------------------------
(1) Computed based upon the difference between aggregate fair market value and aggregate exercise price.

    1985 EMPLOYEE STOCK PURCHASE PLAN. In November 1985, the Board of Directors and the stockholders of the Company adopted the Company's 1985 Employee Stock Purchase Plan (as amended, the "Purchase Plan"). Under the Purchase Plan 187,500 shares of Common Stock are made available for purchase by eligible employees of the Company, including officers, through payroll deductions over successive six-month offering periods. Participating employees may authorize the Company to withhold up to 5% of their compensation for the purpose of purchasing shares of Common Stock under the Purchase Plan, subject to the limitation that no employee may purchase more than 1,125 shares of Common Stock under the Purchase Plan in any six month offering period, have more than $5,000 withheld from his or her compensation for such purpose in any 12 month period, or acquire rights granted under the Purchase Plan which would permit such person's rights to purchase shares of Common Stock, when aggregated with rights held by such person under other such plans maintained by the Company, to accrue at a rate which exceeds $25,000 in fair market value of such stock (determined at the time of grant) during each calendar year in which such rights are exercisable. Employees who have been employed by the Company for less than two years or whose customary employment is not more than 20 hours per week or five months per year, as well as 5% or greater stockholders of the Company, are not eligible to participate in the Purchase Plan.

    The Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. The purchase price of the Common Stock under the Purchase Plan will be 85% of the lower of the last sales price per share of Common Stock on the NASDAQ market on either the first or last day of each six month offering period.

    During the fiscal year ended October 31, 1994, Messrs. Feeney and Noll participated in the Purchase Plan and purchased 509 and 137 shares respectively at an average price of $9.97 per share. Also during this period a total of 74 employees participated in the Purchase Plan and purchased an aggregate of 11,888 shares of Common Stock at an average price of $9.92 per share.

    As of October 31, 1994, a total of 129,218 shares had been sold under the Purchase Plan to employees of the Company.

    COMPENSATION COMMITTEE REPORT. The Company's Compensation Committee is composed of J. Brendan Barba, the Company's Chief Executive Officer, Kenneth Avia, a Senior Vice President of an independent corporation and Paul E. Gelbard, a partner with a large New York law firm. The Compensation Committee's informal executive compensation philosophy considers a number of factors, including competitive compensation by like sized companies in similar businesses and linking executive compensation to achievement of performance goals. The Committee has access to national compensation surveys and public compensation information for executives in manufacturing companies both larger and smaller than the Company including direct competitors of the Company. All of these sources are used by the Committee in reviewing compensation. In October, 1994, the Committee reviewed total compensation of its executive officers listed in the Proxy Statement. In the Committee's opinion, with J. Brendan Barba not participating in those discussions involving himself, no salary increases were granted to Messrs. Barba, Feeney, and Cron. Rather it was decided the performance bonus program initiated in the prior year would continue through the 1995 fiscal year. Mr. Noll's salary was increased $5,400 reflecting the Committee's evaluation of compensation paid to similar positions by competitors.

    In recognition of the Company's superior financial results and stock performance relative to competitive companies and to the S&P 500, as well as comparable compensation to chief executive officers of competitive companies, the Committee determined that Mr. Barba would receive a bonus of $100,000. The Committee also deferred, until a period subsequent to the end of the 1994 fiscal year, consideration of stock options to be granted to Mr. Barba based upon the Company's performance. In a meeting in December 1994, the members of the Committee, other than Mr. Barba, awarded Mr. Barba 90,000 five-year options consisting of 26,340 ISOs at 110% of the fair market value at the date of grant and 63,660 non-qualified options at $17.25 per share.

    For Fiscal 1994, the Committee reviewed year-end bonuses for Messrs. Feeney, and Noll based on the profitability and financial position of the Company. It was determined that they would receive bonuses of $55,000 and $14,000, respectively. Mr. Cron's Fiscal 1994 bonus was determined by the Committee based on the increase in sales volume and sales dollars realized by the Company. He was awarded a bonus of $50,000.

    The Compensation Committee feels that the Company's compensation adequately reflects its philosophy and policies and that none of the executive officers of the Company are overcompensated.

STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

    The following table sets forth information concerning the stockholders, (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934), who, to the knowledge of the Company, owned beneficially more than 5% of any class of the outstanding voting securities of the Company on January 31, 1995, each director of the Company who owned beneficially shares of Common Stock, and all directors and executive officers of the Company, as a group, and their respective share holdings as of such date.

                                                                    SHARES OF COMMON STOCK
                                                                     BENEFICIALLY OWNED AS
                                                                              OF               PERCENT
NAME AND ADDRESS                                                     JANUARY 31, 1995 (A)      OF CLASS
- ------------------------------------------------------------------  -----------------------  ------------
Kenneth Avia .....................................................         90,000                   1.2%
 17 Oak Trail Road
 Englewood, NJ 07632
J. Brendan Barba .................................................      2,949,017(b)(c)(d)         39.9%
 125 Phillips Avenue
 South Hackensack, NJ 07606
Robert W. Cron ...................................................         31,546(e)(f)(g)       (h)
 125 Phillips Avenue
 South Hackensack, NJ 07606
Paul M. Feeney ...................................................         37,983(i)             (h)
 125 Phillips Avenue
 South Hackensack, NJ 07606
Paul E. Gelbard ..................................................          1,350(j)             (h)
 380 Madison Avenue
 New York, NY 10017
Lawrence R. Noll .................................................          4,545(k)             (h)
 125 Phillips Avenue
 South Hackensack, NJ 07606
All Directors and Officers as a Group ............................      3,113,004(l)               41.8%
 (six persons)
David J. McFarland ...............................................        601,337(m)                8.1%
 29 Knoll Street
 Tenafly, NJ 07670
EGS Partners .....................................................      1,082,656(n)               14.7%
 100 East 42nd Street
 New York, NY 10017
Fidelity Management Corp. ........................................        461,775(o)                6.3%
 82 Devonshire Street
 Boston, MA 02109

- ------------------------
(a) Except as indicated in the following footnotes, each of the persons listed above has sole voting and investment power with respect to all shares shown in the table as beneficially owned by him.

(b)  Includes  9,000  shares  issuable  upon  the  exercise  of  stock   options
     exercisable  within 60 days held by Mr. Barba. See "Employee Benefits Plans
     -- 1985 Stock Option Plan."
(c)  Does not include 80,843 shares owned or issuable upon the exercise of stock options held by Mr. Barba's two  daughters and their families, as to  which
     Mr. Barba disclaims beneficial ownership.
(d)  Does  not include 57,500 shares owned by  Mr. Barba's wife, as to which Mr.
     Barba disclaims beneficial ownership.
(e)  Includes 2,250 shares held by Mr. Cron as trustee for his minor children.
(f)  Includes  21,750  shares  issuable  upon  the  exercise  of  stock  options exercisable within 60 days held by Mr. Cron. See "Employee Benefit Plans --
     1985 Stock Option Plan."
(g)  Does  not include 2,250  shares owned by  Mr. Cron's wife,  as to which Mr.
     Cron disclaims beneficial ownership.
(h)  Less than 1%
(i)  Includes  28,500  shares  issuable  upon  the  exercise  of  stock  options exercisable  within 60 days held by Mr. Feeney. See "Employee Benefit Plans
     -- 1985 Stock Option Plan."
(j)  Includes 900 shares issuable upon the exercise of stock options exercisable within 60 days  held by Mr.  Gelbard. See "Employee  Benefit Plans --  1985
     Stock Option Plan."
(k)  Includes   2,900  shares  issuable  upon  the  exercise  of  stock  options exercisable within 60 days held by Mr. Noll. See "Employee Benefit Plans --
     1985 Stock Option Plan."
(l)  Includes 63,050 shares  issuable upon the  exercise of options  exercisable within 60 days.
(m)  Information as to the holdings of David J. McFarland is based upon a report on  Schedule 13G  filed with the  Securities and  Exchange Commission. Such report indicates  that all  shares of  Common Stock  were owned  with  sole voting and dispositive power.
(n)  Information  as to the  holdings of EGS  Partners is based  upon reports on
     Schedule 13D and Form 4 filed with the Securities and Exchange  Commission.
     Such  reports indicate that 145,300 shares  of Common Stock were owned with sole voting and dispositive power and  937,356 shares of Common Stock  were owned with shared voting and dispositive power.
(o)  These  securities are held in various investment advisory funds by Fidelity
     Management Corp. Information as to such holdings is based upon a report  on
     Schedule 13G filed with the Securities and Exchange Commission. Such report indicates  that 461,775  of such  shares were  owned with  sole dispositive power and 74,350 of such shares were owned with sole voting power.

    To the Company's knowledge, there has been no significant change in stock ownership or control since January 31, 1995.

CERTAIN TRANSACTIONS

    The Company has historically maintained business relationships with certain affiliated entities.

    Since November 1979, the Company has leased office, warehouse and manufacturing space in Wood-Ridge, New Jersey, from Barstrom Associates ("Barstrom"), a general partnership in which Mr. J. Brendan Barba, Chairman, President and principal stockholder of the Company is an 80% partner. Under the terms of the lease, the annual rental for the premises is approximately $118,000 per year for 43,000 square feet. Management believes such rental does not exceed the rental for comparable space in the area. The lease expires in 1995.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934

    To the Company's knowledge, based solely on stock ownership reports on Form 4 provided the Company, no report under Section 16(a) of the Securities and Exchange Act of 1934 is required.

ITEM NO. 2.

                AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
                      INCREASE THE AUTHORIZED COMMON STOCK

    In December 1994, the Board of Directors approved an amendment to Article FOURTH of the Certificate of Incorporation of the Company to increase the number of the Company's authorized shares of Common Stock from 8,000,000 to 20,000,000.

    As of February 17, 1995, 7,988,928 of the 8,000,000 presently authorized shares of Common Stock were either outstanding or were reserved for issuance pursuant to the exercise of options granted and to be granted under the 1985 Stock Option Plan and to be purchased under the 1985 Employee Stock Purchase Plan. The Board of Directors believes that the Company has an insufficient number of shares of Common Stock available for future corporate transactions including the granting of stock options under the proposed 1995 Stock Option Plan and the purchase of shares under the proposed 1995 Employee Stock Purchase Plan.

    The amendment will provide additional shares of Common Stock that could be issued from time to time by the Board of Directors, without soliciting further stockholder approval, for various corporate purposes including, but not limited to, acquisitions of other companies and stock dividends, stock splits and other distributions. The Company has no present plans, agreements or understandings for the issuance of any shares of Common Stock (other than upon the exercise of the stock options and under the 1995 Stock Purchase Plan). If the proposed amendment is adopted, the additional shares of Common Stock to be authorized would thereafter be subject to issuance from time to time by the Board of Directors without stockholder approval, and without any preemptive purchase rights by the stockholders. The issuance of such authorized shares of Common Stock may have a dilutive effect on the equity interests of the Company's then existing stockholders.

    The overall effect of an issuance of additional shares of Common Stock and the existence of certain provisions contained in the Company's Certificate of Incorporation and By-laws may be to render more difficult the accomplishment of any attempted merger, takeover or other change in control affecting the Company and/or the removal of the Company's incumbent Board of Directors and management. However, the Board of Directors does not intend to view the increase in Common Stock as an anti-takeover measure.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK.

ITEM NO. 3.

               APPROVAL OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

    In December 1994, the Board of Directors adopted, subject to stockholder approval, the 1995 Employee Stock Purchase Plan (the "Purchase Plan"). Subject to such approval, the Purchase Plan will become effective on July 1, 1995. The purpose of the Plan is to encourage employees to purchase the Company's Common Stock and thereby increase employee interest in the Company's success. In addition, sales of stock to employees under the Purchase Plan increases cash flow as well as the Company's equity base. The Board of Directors believes the 1985 Employee Stock Purchase Plan has been successful and believes that this Plan will continue that success. A complete text of this proposed 1995 Employee Stock Purchase Plan is included in this Proxy Statement as Appendix A.

PRINCIPAL FEATURES OF THE PURCHASE PLAN

    By its terms the Purchase Plan will become effective July 1, 1995, and terminate June 30, 2005. Under the Purchase Plan, an aggregate of 300,000 shares (which may be adjusted for future stock splits, stock dividends, and other corporate actions) of Common Stock will be made available for purchase by eligible employees of the Company, including directors and officers, through payroll deductions over successive six-month offering periods. Participating employees may authorize the Company to withhold up to 7.5% of their compensation for the purpose of purchasing shares of Common Stock under the Purchase Plan, subject to the limitation that no employee may acquire rights granted under the Purchase Plan which would permit such person's rights to purchase shares of Common Stock, when aggregated with rights held by such person under other such stock purchase plans maintained by the Company, to accrue at a rate which exceeds $25,000 in fair market value of such stock (as determined at the time of grant) during each calendar year in which rights are exercisable. Employees who have been employed by the Company for less than one year or whose customary employment is not more than 20 hours per week or five months per year, as well as stockholders of the Company holding 5% or more of the Company's stock, are not eligible to participate in the Purchase Plan.

    The Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. The purchase price of the Common Stock under the Purchase Plan will be 85% of the lower of the last sales price per share of Common Stock in the over-the-counter market on either the first or last day of each six-month offering period.

FEDERAL TAX CONSEQUENCES

    Under the provisions of Section 423 of the Code, an employee who elects to participate in the Purchase Plan will not realize income at the time of the offering or when the shares of Common Stock which he purchases are issued to him, and except as herein described, the Company will not be entitled to any deduction from income. If the employee retains the shares issued to him under the Purchase Plan for more than two years from the date of the offering of such shares and for more than one year from the date of the issuance of such shares to him, or if he dies while owning such shares, the employee will be required to include in income as compensation, for the year in which he disposes of such shares or dies, an amount equal to the lesser of (i) 15% of the fair market value of such shares on the offering date of the offering period in which such shares were purchased by him, or (ii) the excess of the fair market value of such shares at the time of disposition or death over the purchase price. If, on the other hand, the employee disposes of such shares within the aforesaid two-year or one-year period, the employee will be required to include in income as compensation for the year in which such disposition occurs the amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price, and the Company will be entitled to a deduction from income equal to the amount the employee is required to include in income as compensation. Any additional gain or loss realized upon a disposition, other than the amounts treated as compensation, as aforesaid, will be treated as capital gain or loss.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PROPOSED AEP INDUSTRIES INC. 1995 EMPLOYEE STOCK PURCHASE PLAN.

ITEM NO. 4.

                     APPROVAL OF THE 1995 STOCK OPTION PLAN

GENERAL

    In December 1994, the Board of Directors adopted, subject to stockholder approval, the 1995 Stock Option Plan (the "Option Plan"). The purpose of the Option Plan is to attract and retain outstanding key employees and outside directors, to encourage ownership commitment by those employees and directors through grants of stock and/or options, to recognize past performance and to motivate employees by providing incentives for the successful implementation of the Company's strategic plans. A complete text of this proposed 1995 Stock Option Plan is included in this Proxy Statement as Appendix B.

PRINCIPAL FEATURES OF THE OPTION PLAN

    By its terms, the Option Plan will become effective January 1, 1995, and will terminate December 31, 2004. The Option Plan will be administered by the Stock Option Committee of the Board of Directors (the "Committee"), which determines persons who are to receive grants under the Option Plan, the type of grant and the amount of options or units to be granted. The Option Plan will permit grants in the form of incentive stock options (ISOs), non-qualified stock options, stock appreciation rights (SARs), performance shares, performance units, restricted stock, and other stock based awards, thus, allowing the Committee flexibility in using AEP stock as an incentive to key employee performance. The Option Plan also provides for the granting of options to the Company's non-employee Directors.

    The Option Plan is similar to the 1985 Plan in that it provides for the grant of incentive stock options (qualifying under Section 422 of the Code of 1986) and non-qualified stock options. Unlike the 1985 Plan the Option Plan also provides for the issuance of SARs, restricted stock, performance shares and/or units and a fixed annual grant of non-qualified stock options to non-employee directors.

    In no event shall more than 500,000 shares of Common Stock be cumulatively available for Awards of Incentive Stock Options under the Option Plan, and no individual employee may receive stock options accumulating to more than 125,000 shares.

    Subject to the above limitations, shares of Common Stock to be issued under the Option Plan may be made available from the authorized but unissued Common Stock, from shares of Common Stock held in the Treasury, or from shares purchased on the open market. In the event of a stock split or stock dividend, reorganization, recapitalization, or other similar event affecting the Common Stock, the number of shares subject to the Option Plan, the number of shares then subject to Awards and the price per share payable on exercise of options may be appropriately adjusted by the Committee. Although the Option Plan does not contain any provision prohibiting the cancellation and reissuance of stock options at a lower option price, the Company has a long-standing practice that it will not take any such action without the approval of its stockholders.

    For the purpose of computing the total number of shares of stock available for Awards under the Option Plan, there shall be counted against the limitations of the number of shares of stock subject to issuance upon exercise or settlement of Performance Awards and the number of shares of Stock which equal the value of Performance Share Awards in each case determined as at the dates on which such Awards are granted. If any Awards under the Option Plan are forfeited, terminated, expire unexercised, settled in cash in lieu of Common Stock or exchanged for other Awards, the shares of stock which were theretofore subject to such Awards shall again be available for Awards under the Option Plan to the extent of such forfeiture or expiration of such Awards. Further, any shares exchanged (either actually or constructively) by optionees as full or partial payment to the Company for the purchase price of shares being acquired through the exercise of a stock option granted under the Option Plan may be available for subsequent Awards. The total number of shares available for Awards shall be reduced only by the net number of shares actually issued, provided, however, that such shares may be awarded only to those participants who are not directors or executive officers (as that term is defined in the rules and regulations under Section 16 of the Securities Exchange Act of 1934).

    The number and type of Awards that may be granted under the Option Plan, the number of eligible participants who may be granted such Awards, and the allocation of such Awards among such eligible participants have not as yet been determined.

    If the Option Plan is approved by the stockholders, the Committee, made up entirely of outside directors, each of whose members will receive a fixed annual grant of 1,000 options under the Option Plan, will administer the Option Plan, including, but not limited to, making determinations with respect to the designation of those employees who will receive Awards, the number of shares to be covered by options, rights and restricted stock awards, the exercise price of options (which may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant), other option terms and conditions, and the number of performance shares to be granted and the applicable performance objectives. The Committee may impose such additional terms and conditions on an Award as it deems advisable. The Committee's decisions in the administration of the Option Plan shall be binding upon all persons for all purposes. Special limitations apply to stockholders who own 10% or more of the Company's Common Stock.

    The Committee may in its sole discretion delegate such administrative powers as it may deem appropriate to the chief executive officer or other members of senior management, provided that Awards to executive officers shall be made solely by the Committee and shall be subject to compliance with Rule 16b-3 under the Securities and Exchange Act of 1934, as amended.

    Awards will be made, in the discretion of the Committee, to employees of the Company and any of its subsidiaries (including officers and members of the Board of Directors who are also employees) whose responsibilities and decisions directly affect the performance of the Company and its subsidiaries.

    Incentive stock options and related Rights under the Option Plan must expire within ten years after grant; nonqualified stock option and related Rights will expire not more than ten years after grant. No Right may be exercisable until at least twelve months after it is granted. The exercise price for options and Rights must at least equal the fair market value of the Common Stock on the date of grant. The exercise price for options must be paid to the Company at the time of exercise and, in the discretion of the Committee, may be paid in the form of cash or already-owned shares of Common Stock or a combination thereof. During the lifetime of an employee, the option must be exercised only by the individual but no later than three months after his or her termination of employment (or for longer periods as determined by the Committee if termination is caused by retirement, disability or death, but in no event later than the expiration of the original term of the option). If an optionee is terminated for cause, the options and Rights are canceled immediately.

    Performance shares under the Option Plan are contingent rights to receive future payments based on the achievement of individual or Company performance objectives as prescribed by the Committee. The amounts paid which may be subject to a specified maximum, will be based on actual performance over a period from two to five years, as determined by the Committee, using such criteria as it deems appropriate including, but not limited to, earnings per share and return on equity of the Company or the Awardee's equity of the Company or the Awardee's business unit. Payments may be made in the form of shares of Common Stock, cash or a combination of Common Stock and cash. The ultimate payments are determined by the number of shares earned and the price of Common Stock at the end of the performance period. In the event that an employee terminates employment during such performance period, the employee will forfeit any right to payment. However, in the case of retirement, permanent total disability, death or cases of special circumstances, the employee may, in the discretion of the Committee, be entitled to an Award prorated for the portion of the performance period during which he was employed by the Company.

    Restricted shares of Common Stock awarded under the Option Plan shall be issued subject to a restriction period set by the Committee during which time the shares may not be sold, transferred, assigned or pledged. In the event that an employee terminates employment during a restriction period, all such shares still subject to restrictions will be forfeited by the employee and reacquired by the Company. The Committee may provide for the lapse of restrictions in installments where deemed appropriate, and it may also require the achievement of predetermined performance objectives in order for such shares to vest. The recipient, as owner of the awarded shares, shall have all other rights of a stockholder, including the right to vote the shares and receive dividends and other distributions during the restriction period. The restrictions may be waived, in the discretion of the Committee, in the event of the awardee's retirement, permanent total disability, death or in cases of special circumstances.

    The Option Plan provides for the automatic protection of intended economic benefit to Awardees in the event of a change in control of the Company (i.e., upon the occurrence of an Acceleration Event as defined in the Option Plan). Such economic benefits would otherwise be jeopardized due to extended vesting requirements, volatility of the stock price and uncertainty as to continuing employment resulting from a change in control. Notwithstanding any other provisions of the Option Plan, upon the occurrence of a change in control, all options then outstanding shall become and remain fully exercisable, all
restrictions,  legends  or   other  limitations  shall   be  removed,  and   any
restrictions   or  conditions  related  to  an   award  shall  be  released  and
accelerated.

    The Option Plan provides for the annual issuance of Non-qualified Options to non-employee Directors for the purchase 1,000 shares of the Company's Common Stock at fair market value on the date of grant. These options shall vest at 20% per year for the first five years and shall be exercisable over a ten year period.

FEDERAL TAX CONSEQUENCES

    The following is a brief summary of the current Federal income tax rules generally applicable to Awards.

NON-QUALIFIED OPTIONS.

    An optionee is not subject to Federal income tax upon grant of a non-qualified option. At the time of exercise, the optionee will realize compensation income (subject to withholding) to the extent that the then fair market value of the Common Stock exceeds the option price. The amount of such income will constitute an addition to the optionee's tax basis in the optioned stock. Sale of the shares will result in capital gain or loss (long-term or short-term depending on the optionee's holding period). The Company is entitled to a Federal tax deduction at the same time and to the same extent that the optionee realizes compensation income.

INCENTIVE STOCK OPTIONS ("ISOS").

    Options under the Option Plan denominated as ISOs are intended to constitute incentive stock options under Section 422 of the Code. An optionee is not subject to Federal income tax upon either the grant or exercise of an ISO. If the optionee holds the shares acquired upon exercise for at least one year after issuance of the optioned shares and until at least two years after grant of the option, then the difference between the amount realized on a subsequent sale or other disposition of shares and the option price will constitute long-term capital gain or loss. The Company will not be entitled to a Federal tax deduction with respect to the grant or exercise of the ISO.

    If the optionee sells the shares acquired under an ISO before the requisite holding period, he will be deemed to have made a "disqualifying disposition" of the shares and will realize compensation income in the year of disposition equal to the lesser of the fair market value of the shares at exercise or the amount realized on their disposition over the option price of the shares. Any gain recognized upon a disqualifying disposition in excess of the ordinary income portion will constitute either short-term or long-term capital gain. In the event of a disqualifying disposition, the Company will be entitled to a Federal tax deduction in the amount of the compensation income realized by the optionee.

    The option spread on the exercise of an ISO is an adjustment in computing alternative minimum taxable income. No adjustment is required, however, if the optionee made a disqualifying disposition of the shares in the same year as he is taxed on the exercise.

STOCK APPRECIATION RIGHTS ("SARS").

    An optionee is not taxed upon the grant of SARs. An optionee exercising SARs for cash will realize compensation income (subject to withholding) in the amount of the cash or the fair market value of the shares received. The Company will be entitled to a Federal tax deduction at the same time and to the same extent that the optionee realizes compensation income.

PERFORMANCE SHARES.

    Any awardee of performance shares will generally realize compensation income (subject to withholding) when and to the extent that payment is made, whether in the form of cash or shares of the Company's Common Stock. To the extent that payment is made in the form of stock, income shall be measured by the then fair market value of the shares, which shall constitute an addition to the awardee's tax basis in such shares. The Company will be entitled to a Federal tax deduction for the value of payment at the time of payment.

RESTRICTED STOCK.

    An awardee of restricted stock will generally realize compensation income (subject to withholding) when and to the extent that the restrictions on the shares lapse, as measured by the value of the shares at the time of lapse. The awardee's holding period for the shares will not commence until the date of lapse, and dividends paid during the restriction period will be treated as compensation. The income realized on lapse of the restrictions will constitute an addition to the awardee's tax basis in the shares.

    In lieu of deferred recognition of income, the awardee may formally elect, within 30 days of award, to realize compensation income at the time of award, as measured by the fair market value of the stock on the date of award determined without regard to the restrictions. The income realized will constitute an addition to the tax basis of the shares. In the case of such election, any appreciation (or depreciation) on the shares during the restriction period will give rise to capital gain (or capital loss). In the event that the awardee terminates employment during the restriction period and forfeits his shares, no deduction may be claimed and the taxes paid on award of the shares shall be forfeited.

    The Company will be entitled to a Federal tax deduction at the same time and to the same extent that the awardee realizes compensation income.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PROPOSED AEP INDUSTRIES INC. 1995 STOCK OPTION PLAN.

ITEM NO. 5.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    In December 1994, the Board of Directors of the Company selected Arthur Andersen LLP to serve as independent auditors for the Company for the fiscal year ending October 31, 1995. The Board of Directors considers Arthur Andersen LLP to be eminently qualified.

    A representative of Arthur Andersen LLP will be present at the Meeting, with an opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

    Although it is not required to do so, the Board of Directors is submitting its selection of the Company's auditors for ratification at the Meeting, in order to ascertain views of stockholders regarding such selection. If the selection is not ratified, the Board of Directors will reconsider its selection.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP TO EXAMINE THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDING OCTOBER 31, 1995.

                                 OTHER MATTERS

    The Board of Directors of the Company does not know of any other matters which may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgment on such matters.

                                 MISCELLANEOUS

    If the accompanying form of Proxy is executed and returned, the shares of Common Stock represented thereby will be voted in accordance with the terms of Proxy, unless the Proxy is revoked. If no directions are indicated in such Proxy, the shares represented thereby will be voted FOR the nominees proposed by the Board of Directors, FOR the amendment to Article FOURTH of the Certificate of Incorporation and By-laws, FOR the approval of the 1995 Employee Stock Purchase Plan, FOR the approval of the 1995 Stock Option Plan, and FOR the ratification of the Board of Directors' selection of Arthur Andersen LLP as independent auditors for the Company.

    All costs relating to the solicitation of Proxies will be borne by the Company. Proxies may be solicited by officers, directors, and regular employees of the Company, personally, by mail, by telephone or by fax, and the Company may pay brokers and other persons holding shares of stock in their names or those of their nominees for their reasonable expenses in sending soliciting materials to their principals.

    It is important that Proxies be returned promptly. Stockholders who do not expect to attend the Meeting in person are urged to mark, sign and date the accompanying form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their vote can be recorded.

ANNUAL REPORT ON FORM 10-K.

    A copy of the Company's Annual Report on Form 10-K, including the financial statements and financial statement schedules for the fiscal year ended October 31, 1994, which was filed with the Securities and Exchange Commission, has been sent without charge to stockholders to whom this Proxy Statement is mailed.

STOCKHOLDER PROPOSALS.

    Stockholder proposals intended to be presented at the 1996 Annual Meeting of Stockholders of the Company must be received by the Company by October 23, 1995, in order to be considered for inclusion in the Company's Proxy Statement relating to such meeting.

                                          By Order of the Board of Directors,
                                          Lawrence R. Noll
                                          Vice President -- Finance and
                                          Secretary
                                          February 28, 1995

                                                                      APPENDIX A

                              AEP INDUSTRIES INC.
                       1995 EMPLOYEE STOCK PURCHASE PLAN

    1. PURPOSE. The purpose of the AEP Industries Inc. 1995 Employee Stock Purchase Plan is to enable and encourage employees of the Company and its Subsidiaries to acquire the Company's Common Stock through payroll deductions to enable them to share in the economic prosperity of the Company.

    2.  DEFINITIONS.

        2.1 "Board of Directors" shall mean the Board of Directors of the Company.

        2.2 "Code" shall mean the Internal Revenue Code of 1986 and any successor statute thereto, as amended.

        2.3 "Committee" shall mean the Stock Option Committee of the Board of Directors.

        2.4 "Common Stock" shall mean shares of the Company's common stock, $.01 par value.

        2.5 "Company" shall mean AEP Industries Inc., a Delaware corporation.

        2.6 "Compensation" as used during any calendar year with respect to an Employee shall mean the amount of salary and hourly wages (including bonuses, overtime, commissions, sick pay, and other supplemental compensation) received by such Employee from the Company or a Subsidiary in respect of such calendar year, as required to be reported to the Internal Revenue Service ("IRS") on IRS Form W-2 for such calendar year.

        2.7 "Eligible Employees" shall mean only those persons who on an Offering Date (a) are Employees and (b) are not deemed for purposes of
    Section 423(b)(3) of the Code to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or a Subsidiary.

        2.8 "Employees" shall mean all persons employed by the Company or any Subsidiary, within the meaning of Section 423(b)(1) of the Code, excluding persons (a) employed less than one year, or (b) whose customary employment is 20 hours or less per week or for not more than five months per year, or
    (c) who serve on the Committee.

        2.9 "Exercise Date" shall mean the final day of each Offering Period.

       2.10 "Fair Market Value" on a particular day means the last sale price regular way on such day or if such day is not a business day on the preceding business day, on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported by such exchange, or if the Common Stock is not listed or admitted to trading on any national securities exchange, in the over-the-counter market on such day, as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if there are no such prices reported on such exchange or NASDAQ on such day, the average of the closing high bid and low asking price of the Stock as reported by such exchange or NASDAQ, and if there be none, then as furnished to the Committee by any New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such day, the market value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee.

       2.11 "Offering" shall mean the offering of shares of Common Stock to Participants pursuant to this Plan that occurs on each Offering Date.

       2.12 "Offering Date" shall mean the first day of each Offering Period.

       2.13 "Offering Period" shall mean the periods commencing January 1 and July 1 of each calendar year and ending, respectively, on June 30 and December 31 of the same calendar year. The first Offering Period shall commence on July 1, 1995.

       2.14 "Participant" shall mean an Eligible Employee who elects to participate in the Plan and gives notice to the Company of such election in accordance with Section 5 hereof.

       2.15 "Plan" shall mean the AEP Industries Inc. 1995 Employee Stock Purchase Plan as hereafter, from time to time, amended.

       2.16 "Purchase Price" shall mean the cost of Common Stock acquired pursuant to the Plan as determined under Section 9 hereof.

       2.17 "Rules" shall mean the rules for administering the Plan adopted pursuant to Section 19 hereof.

       2.18 "Stock Purchase Account" shall mean the record of payments made by a Participant in accordance with Section 6 hereof which is required to be maintained in accordance with Section 7 hereof.

       2.19 "Subsidiary" shall mean any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

    3. SHARES OFFERED PURSUANT TO THE PLAN. The number of shares of Common Stock which may be offered under the Plan on or after July 1, 1995, shall not exceed 300,000, subject to adjustment in accordance with Section 21 hereof. Such shares may be authorized but unissued shares, previously issued shares reacquired by the Company, or any combination thereof.

    4. SHARES PURCHASED BY PARTICIPANTS. Each Participant on an Offering Date shall be entitled to purchase from the Company, in the manner and on the terms herein provided, whole shares of Common Stock at the Purchase Price set forth in
Section 9 hereof with amounts withheld or paid pursuant to Section 6 hereof during the Offering Period commencing on such Offering Date and ending on the next succeeding Exercise Date. Anything herein to the contrary notwithstanding, if any person entitled to purchase shares pursuant to any Offering hereunder would be deemed for purposes of Section 423(b)(3) of the Code to own stock (including any number of shares which such person would be entitled to purchase hereunder and under any other such plan maintained by the Company or any Subsidiary) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, the maximum number of shares which such person shall be entitled to purchase pursuant to this Plan shall be reduced to that number which, when added to the number of shares of stock of the Company which such person is so deemed to own (excluding any number of shares which such person would be entitled to purchase hereunder), is one less than such 5%.

    5. PARTICIPATION IN PLAN. Any Eligible Employee may become a Participant in the Plan by notifying the Company in writing of his intention to participate prior to the Offering Date on which an Offering commences as the Committee may prescribe. Such notice shall be in the form prescribed by the Rules and shall be delivered by hand or mailed, postage prepaid, to the secretary of the Committee, or his designee.

    6.  METHOD OF PAYMENT FOR SHARES.

        6.1 Payment for shares of Common Stock purchased hereunder shall be made by authorized payroll deductions from a Participant's Compensation pursuant to this Section.

        6.2 In his written notice to the Company pursuant to Section 5 hereof, a Participant shall authorize a deduction, stated as a percentage (to tenths of a percent) from the payment of his Compensation during each Offering Period. The maximum deduction during any Offering Period shall not exceed 7.5% of Compensation during that Offering Period or such lesser amount as the Committee may prescribe. The minimum deduction is 1.0% of Compensation. A Participant may not change the amount of his deductions during an Offering Period, but may change the amount to be deducted for any subsequent Offering by filing notice thereof prior to the Offering Date on which such subsequent Offering commences in the manner provided in Section 5 hereof.

    7. STOCK PURCHASE ACCOUNTS. A Stock Purchase Account shall be established and maintained in the name of each Participant. Amounts deducted from a Participant's Compensation pursuant to Section 6 hereof shall be credited to his Stock Purchase Account.

    8.   INTEREST.   No interest shall  accrue or be  payable to any Participant with respect to any amounts credited to his Stock Purchase Account.

    9. PURCHASE PRICE. The Purchase Price per share of the shares of Common Stock sold to Participants hereunder for any Offering shall be the lesser of 85% of the Fair Market Value per share of Common Stock on (i) the Offering Date or
(ii) the Exercise Date.

    10. PURCHASE OF SHARES. If as of any Exercise Date there is credited to the Stock Purchase Account of a Participant an amount at least equal to the Purchase Price of one share of Common Stock, as determined in Section 9 hereof, for the Offering which expires on such Exercise Date, the Participant shall purchase from the Company at such Purchase Price the largest number of whole shares of Common Stock which can be purchased with the amount credited to his Stock Purchase Account, or such lesser number of shares the Committee may from time to time establish as the maximum number of shares that a Participant may purchase in such Offering.

    11. EXPIRATION OF OFFERING. As of each Exercise Date the amount credited to the Stock Purchase Account of each Participant in the Offering which expires on such Exercise Date shall be charged with the aggregate Purchase Price of the shares of Common Stock purchased by the Participant on such Exercise Date. The remaining balance credited to his Stock Purchase Account shall be refunded to each Participant who files notice of his election for refund prior to such Exercise Date in the manner provided in Section 23 hereof. If no such notice is filed by a Participant and he has not withdrawn from the Plan in accordance with
Section 13 hereof, any remaining balance credited to his Stock Purchase Account shall be credited to his Stock Purchase Account for the next succeeding Offering hereunder.

    12.  ISSUANCE OF SHARES; STOCK CERTIFICATE.

       12.1 The shares of Common Stock purchased by a Participant on an Exercise Date shall, for all purposes, be deemed to have been sold at the close of business on such Exercise Date. Prior to that time the Participant shall have none of the rights or privileges of a stockholder of the Company with respect to such shares.

       12.2 As soon as practicable after each Exercise Date, the Company shall issue and deliver a certificate for the number of shares of Common Stock purchased by a Participant on such Exercise Date, which certificate shall be registered either in the Participant's name or jointly in the names of the Participant and his spouse, with the right of survivorship, as the Participant shall designate in a written notice to the Company pursuant to
    Section 23 hereof. The Participant may change such designation at any time by filing notice of the change in accordance with Section 23 hereof.

    13. VOLUNTARY WITHDRAWAL FROM PLAN. A Participant other than an officer or director of the Company who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") may withdraw from the Plan at any time by filing notice of withdrawal in the manner provided in Section 23 hereof. Upon a Participant's withdrawal, the entire amount credited to his Stock Purchase Account shall be refunded to him. Any Participant who withdraws from the Plan may again become a Participant hereunder with respect to a future Offering Period by filing notice in accordance with Section 5 hereof. An officer or director of the Company who is subject to Section 16(b) of the Exchange Act may withdraw from the Plan only with respect to a future Offering Period, unless the Committee shall have made other provision for exempting transactions under the Plan by such persons from Section 16(b) of the Exchange Act in advance of the Offering Period in which any such notice of withdrawal is filed.

    14. INVOLUNTARY WITHDRAWAL FROM PLAN. If a Participant ceases to be an Employee by reasons of clauses (a), (b) or (c) of Section 2.8 hereof, the entire credit balance in his Stock Purchase Account as of the effective date on which he so ceased to be an Employee shall be used to purchase shares of Common Stock pursuant to Sections 9 and 10 hereof as of the next Exercise Date and any remaining balance credited to his Stock Purchase Account shall be refunded to him.

    15. TERMINATION OF EMPLOYMENT. If a Participant ceases to be an Employee other than by reason of clauses (a), (b) or (c) of Section 2.8 hereof, the entire credit balance in his Stock Purchase Account shall be refunded to him. If a Participant dies, the entire credit balance in his Stock Purchase Account shall be paid over to his estate.

    16. PROCEDURE IF INSUFFICIENT SHARES AVAILABLE. In the event that on any Exercise Date the aggregate funds available for the purchase of shares of Common Stock pursuant to Section 9 hereof would purchase a number of shares in excess of the number of shares then available for purchase under the Plan, the Committee shall proportionately reduce the number of shares which would otherwise be purchased by each Participant on such Exercise Date in order to eliminate such excess, the Plan shall automatically terminate immediately after such Exercise Date and any remaining balance credited to the Stock Purchase Account of a Participant shall be refunded to such Participant.

    17. LIMITATION ON RIGHT TO PURCHASE. Anything herein to the contrary notwithstanding, if at any time when any person is entitled to complete the purchase of any shares pursuant to this Plan, taking into account such person's rights, if any, to purchase stock under all other stock purchase plans of the Company or any Subsidiary, the result would be that during the then current calendar year such person would have first become entitled to purchase under this Plan and all such other plans a number of shares of stock which would exceed the maximum number of shares permitted by the provisions of Section 423(b)(8) of the Code, then the number of shares which such person shall be entitled to purchase pursuant to this Plan shall be reduced by the number which is one more than the number of shares which represents the excess.

    18. RIGHTS NOT TRANSFERABLE. Rights to purchase shares under this Plan are exercisable only by the Participant during his lifetime and are not transferable. If a Participant attempts to transfer his rights to purchase shares under the Plan, he shall be deemed to have requested withdrawal from the Plan and the provisions of Section 13 hereof shall apply with respect to such Participant.

    19. ADMINISTRATION OF THE PLAN. Subject to the general control of, and superseding action by, the Board of Directors, the Committee shall have full power to administer the Plan. The Committee shall adopt Rules not inconsistent with the provisions of the Plan for its administration, including the form of all notices required hereunder. The Committee's interpretation and construction of the Plan and Rules shall, subject as aforesaid, be final and conclusive.

    20. AMENDMENT OF THE PLAN. The Board of Directors may at any time, or from time to time, alter or amend the Plan in any respect, except that, without approval of the stockholders, no amendment may (i) change the number of shares reserved under the Plan other than as provided in Section 21 hereof, (ii) reduce the Purchase Price per share as determined under Section 9 hereof other than as provided in Section 21 hereof, or (iii) permit any person who is not an Employee to participate in the Plan.

    21.  RECAPITALIZATION AND CORPORATE REORGANIZATION

       21.1 The aggregate number of shares of Common Stock reserved for purchase under the Plan as provided in Section 3 hereof and the Purchase Price per share as provided in Section 9 hereof shall be appropriately adjusted to reflect any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend, or other increase or decrease in such shares effected without receipt of consideration by the Company.

       21.2 Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, any Offering hereunder shall pertain to and apply to the shares of stock of the Company, but a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving or the resulting corporation, shall cause the Plan and any Offering hereunder to terminate and the entire amount credited to the Stock Purchase Account of each Participant hereunder shall be paid to such Participant.

    22. EXPIRATION AND TERMINATION OF THE PLAN. The Plan shall continue in effect through June 30, 2005, unless terminated prior thereto pursuant to
Section 21 hereof, provided that the Board of Directors shall have the right to terminate the Plan at any time. In the event of the expiration of the Plan or its termination pursuant to Section 21 hereof, the entire amount credited to the Stock Purchase Account of each Participant hereunder shall be refunded to the Participant.

    23. NOTICE. Any notice which a Participant files pursuant to this Plan shall be in the appropriate form prescribed by the Rules or, if no provision is made in such Rules for the particular kind of notice in question, such notice shall be in writing and shall be delivered by hand or mailed, postage prepaid, to the secretary of the Committee, or his designee.

    24. REPURCHASE OF STOCK. The Company shall not be required to repurchase from any Participant shares of Common Stock which he acquires under this Plan.

    25. ALTERNATIVE CONTRIBUTION METHODS. Anything herein to the contrary notwithstanding, in the event that authorized payroll deductions from Employees' Compensation are not permitted by reason of the provisions of local law applicable to the Company or any Subsidiary, the Committee shall adopt an appropriate alternative method pursuant to which affected Employees may make payment for shares of Common Stock purchased hereunder which would otherwise have been made pursuant to Section 6 hereof. Payments made hereunder shall be deemed to have been made pursuant to Section 6 hereof.

    26. NO EMPLOYMENT RIGHTS. Neither the Plan nor any document issued hereunder shall confer on any Employee the right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate any Employee's employment at any time with or without cause or liability hereunder.

    27. COMPLIANCE WITH LAWS AND REGULATIONS. The offering, sale, issuance and transfer of any share of Stock under the Plan shall be subject to such conditions, limitations and restrictions as the Committee or its delegate may determine to be necessary or advisable to comply with the laws or regulations of any governmental agency or other duly constituted authority having jurisdiction of the subject matter.

                                                                      APPENDIX B

                              AEP INDUSTRIES INC.
                             1995 STOCK OPTION PLAN

    1. PURPOSES OF PLAN. The purposes of this Plan are (a) to provide incentives for key employees of the Company and its Subsidiary or Parent corporations, and for members of the Board of Directors of the Company, by encouraging their ownership of Stock and (b) to aid the Company in retaining such key employees and Board members, upon whose efforts the Company's success and future growth depends, and attracting other such employees and Board members.

    2.  DEFINITIONS.   Except as  otherwise defined in  the Plan, the  following
terms shall have the meanings set forth below:

        (a) "AFFILIATE" shall have the meaning ascribed to such term in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        (b) "AGREEMENT" means a written agreement implementing the grant of each Award signed by an authorized officer of the Company and by the Participant.

        (c) "AWARD" means individually or collectively, a grant under this Plan of Non-qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units, Performance Shares, or Other Stock Unit Awards, including a grant of Non-qualified Stock Options pursuant to Section 12 below. Each Award shall be evidenced by an Agreement containing such terms and conditions as the Committee may approve, in addition to any applicable terms and conditions specified in the Plan.

        (d) "AWARD DATE" or "GRANT DATE" means the date on which an Award is made by the Committee under this Plan or automatic grant under Section 12.

        (e) "BENEFICIAL OWNER" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

        (f) "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

        (g) "CHANGE IN CONTROL" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

           (i) Any person, corporation or other entity or group, including any "group" as defined in Section 13(d)(3) of the Exchange Act other than (A) those persons in control of the Company on the Effective Date, (B) any person acting on behalf of the Company in a distribution of stock to the public, or (C) a trustee or other fiduciary holding securities of the Company under an employee benefit plan of the Company, becomes the beneficial owner of shares of the Company having 20% or more of the total number of votes that may be cast for the election of directors of the Company; or

           (ii) As the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or its assets; or

          (iii) If at any time, (A) the Company shall consolidate with, or merge with, any other Person and the Company shall not be the continuing or surviving corporation, (B) any Person shall consolidate with, or merge with, the Company, and the Company shall be the continuing or surviving corporation and in connection therewith, all or part of the outstanding Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (C) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a Subsidiary of any other Person, or (D) the Company shall sell or otherwise transfer 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons.

        (h) "CODE" means the Internal Revenue Code of 1986 and any successor statute thereto, as amended.

        (i) "COMMITTEE" shall mean the Stock Option Committee of the Board of Directors.

        (j) "COMPANY" means AEP Industries Inc., or any successor thereto as provided in Article 18 herein.

        (k) "CONTINUING DIRECTOR" means an individual who was a member of the Board of Directors on the Effective Date or whose subsequent nomination for election or reelection to the Board of Directors was recommended or approved by the affirmative vote of two-thirds of the members of the Board on the Effective Date who were then in office.

        (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        (m) "FAIR MARKET VALUE" on a particular day means the last sale price regular way on such day or if such day is not a business day on the preceding business day on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported by such exchange, or if the Common Stock is not listed or admitted to trading on any national securities exchange, in the over-the-counter market on such day, as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if there are no such prices reported on such exchange or NASDAQ on such day, the average of the closing high bid and low asking price of the Stock as reported by such exchange or NASDAQ, and if there be none, then as furnished to the Committee by any New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such day, the market value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee.

        In the case of an Incentive Stock Option, if the foregoing method of determining fair market value should be inconsistent with Section 422 of the Code, "Fair Market Value" shall be determined by the Committee in a manner consistent with such section of the Code and shall mean the value as so determined.

        (n) "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Stock, granted under Section 6 herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

        (o) "KEY EMPLOYEE" means an officer or other key employee of the Company or its Parent or Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries.

        (p) "NON-QUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Stock, granted under Section 6 or 12 herein, which is not intended to be an Incentive Stock Option.

        (q) "OPTION" means an Incentive Stock Option or a Non-qualified Stock Option.

        (r) "OTHER STOCK UNIT AWARD" means awards of Stock or other awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other securities of the Company.

        (s) "OUTSIDE DIRECTOR" means a member of the Board who is not an employee of the Company or any Subsidiary or Affiliate.

        (t) "PARENT" means a parent corporation of the Company within the means of Section 424(c) of the Code.

        (u) "PARTICIPANT" means a Key Employee or Outside Director who has been granted an Award under the Plan.

        (v) "PERFORMANCE AWARD" means a performance-based Award, which may be in the form of either Performance Shares or Performance Units.

        (w) "PERFORMANCE SHARE" means an Award, designated as a Performance Share, granted to a Participant pursuant to Section 9 herein, the value of which is determined by the Fair Market Value of Company Stock in a manner deemed appropriate by the Committee and described in the Agreement.

        (x) "PERFORMANCE UNIT" means an Award, designated as a Performance Unit, granted to a Participant pursuant to Section 9 herein, the value of which is determined, in whole or in part, by the attainment of preestablished goals relating to Company financial or operating performance as deemed appropriate by the Committee and described in the Agreement but which is not determined by reference to the Fair Market Value of Common Stock.

        (y) "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is restricted, pursuant to Section 8 herein.

        (z) "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

        (aa) "PLAN" means the AEP Industries Inc. 1995 Stock Option Plan, as hereafter from time to time amended.

        (bb) "RELATED OPTION" means an Incentive Stock Option or a Non-qualified Stock Option granted in conjunction with the grant of a Stock Appreciation Right.

        (cc) "RESTRICTED STOCK" means an Award of Stock granted to a Participant pursuant to Section 8 herein.

        (dd) "RULE 16B-3" means Rule 16b-3 adopted pursuant to Section 16(b) of the Exchange Act. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation) of any amendments to Rule 16b-3 adopted after the effective date of the Plan's adoption.

        (ee) "SECRETARY" means the officer designated as the Secretary of the Company.

        (ff) "SECTION 16 PERSON" means a Participant who is subject to Section 16(b) of the Exchange Act with respect to transactions involving Company Stock.

        (gg) "STOCK" or "SHARES" means the common stock of the Company, $.01 par value.

        (hh) "STOCK APPRECIATION RIGHT" or "SAR" means an Award, designated as a Stock Appreciation Right, granted to a Participant pursuant to Section 7 herein.

        (ii) "SUBSIDIARY" shall mean, a subsidiary of the Company within the meaning of Code Section 424(f).

    3.  ADMINISTRATION.

        (a) The Plan shall be administered by a Committee, which shall consist of not less than two members of the Board. Subject to the provisions of the next sentence, the Committee shall be the Stock Option Committee unless the Board shall appoint another Board committee to administer the Plan. Unless the Board determines otherwise, (i) all members of the Committee shall be "outside directors" as described in Code Section 162(m), and (ii) no person shall be appointed to or serve as a member of the Committee unless at the time of such appointment and service he shall be a "disinterested person," as defined in Rule 16b-3. The Committee, subject to the terms of the Plan, shall have plenary authority to establish such rules and regulations, make such determinations and interpretations, and take such other administrative actions as it deems necessary or advisable.

        (b) The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to grant Awards and to determine the terms and conditions of the Awards; (ii) to determine all terms and provisions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan; (iv) to establish, amend, or waive rules or regulations for the Plan's administration; (v) to accelerate the exercisability of any Award, the end of a Performance Period or termination of any Period of Restriction; (vi) to amend the terms of previously granted Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to the Participant, except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Award; and (vii) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Committee shall be final, conclusive and binding on all persons, including Participants and their legal representatives and beneficiaries. However, in no event shall the Committee have any discretion to select Outside Directors for participation in the Plan or make decisions concerning the timing, price, or amount of an option grant to an Outside Director under the Plan, as such matters shall be determined exclusively in accordance with the terms of Section 12 of the Plan, in accordance with Rule 16b-3.

        (c) The Board of Directors shall designate one of the members of the Committee as its Chairman. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all members shall be as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary (who need not be a member of the Committee). No member of the Committee shall be liable for any act or omission with respect to his service on the Committee, if he acts in good faith and in a manner he reasonably believes to be in, or not opposed to, the best interests of the Company. Service on the Committee shall constitute service as a director of the Company for all purposes.

    4. STOCK AVAILABLE. Subject to adjustment as provided in Section 13 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan on or after January 1, 1995, shall not exceed 500,000 and the maximum number of Shares that may be issued to any Participant pursuant to Awards made under the Plan on or after January 1, 1995, shall not exceed 125,000. Shares of Stock used for purposes of the Plan may be either authorized and unissued Shares, or previously issued Shares held in the treasury of the Company, or both. Except as provided below in this Section 4, the issuance of Shares in connection with the exercise of, or as other payment for, Awards under the Plan shall reduce the number of Shares available for future Awards under the Plan. If any Award granted under this Plan terminates, expires, or lapses for any reason other than by virtue of exercise of the Awards, or if Shares issued pursuant to Awards are forfeited, any Shares subject to such Award or forfeiture again shall be available for the grant of an Award under the Plan; provided that any such Shares shall be available for the grant of an Award to a Section 16 Person only if the forfeiting employee received no benefits of ownership such as dividends (but excluding voting rights) from the Shares and Rule 16b-3 would in the opinion of the Committee otherwise be satisfied. In the event that a
Participant  pays the  Option Price  for Shares pursuant  to the  exercise of an
Option with previously acquired Shares, the number of Shares available for future Awards under the Plan shall be reduced only by the net number of new Shares issued upon the exercise of the Option, provided that the number of Shares available for future Awards to Section 16 Persons under the Plan shall be reduced only by the net number of new Shares issued upon the exercise of the Option only if Rule 16b-3 would in the opinion of the Committee be satisfied.

    5. ELIGIBILITY. Awards under the Plan may be granted to Key Employees of the Company or any Subsidiary or Parent, including Key Employees who are officers or directors of the Company or any Subsidiary or Parent. Awards may be granted to eligible employees whether or not they hold or have held Awards previously granted under the Plan or otherwise granted or assumed by the Company. In selecting employees for Awards, the Committee may take into consideration any factors it may deem relevant, including its estimate of the employee's present and potential contributions to the success of the Company and its Subsidiaries.

    6.  STOCK OPTIONS

        (a) GRANT OF OPTIONS TO KEY EMPLOYEES. Subject to the terms and provisions of the Plan, Options may be granted to Key Employees at any time and from time to time as shall be determined by the Committee. Subject to
    Section 4 above, the Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Key Employee, provided, however, that the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which a Key Employee may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified in Section 422 of the Code and the rules and regulations thereunder. The date of grant of an Option shall be the date specified by the Committee in its grant of the Option.

        (b) OPTION AGREEMENT. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price (as hereinafter defined), the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability, or other termination of employment, and such other provisions as the Committee shall determine. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Non-qualified Stock Option.

        (c) OPTION PRICE. The exercise price per Share of Stock covered by an Option ("Option Price") shall be determined by the Committee subject to the following limitations. In the case of an ISO, the Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Grant Date, or in the case of any Optionee who, at the time such Incentive Stock Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, not less than 110% of the Fair Market Value of such Stock on the date the Incentive Stock Option is granted. In the case of a NQSO, the Option Price shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date. In no event shall the Option Price of any Option be less than the par value of the Stock.

        (d) DURATION OF OPTIONS. Each Option shall expire at such time as the Committee shall determine at the time of grant, provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its Award Date and no Incentive Stock Option which is granted to any Optionee who, at the time such Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, shall be exercisable after the expiration of five years from the date such Option is granted.

        (e) EXERCISABILITY. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants.

        (f) METHOD OF EXERCISE. In order to exercise an option, the holder thereof (the "Optionee") shall deliver to the Company written notice specifying the number of shares of Stock to be purchased, together with cash or a certified or bank cashier's check payable to the order of the Company in the full amount of the purchase price therefor, provided that: (i) if so provided in the Option Agreement, the Participant may deliver a properly executed exercise notice together with irrevocable instructions to a stockbroker to sell immediately some or all of the Shares acquired by exercise of the Option and to promptly deliver to the Company an amount of the sale proceeds (or in lieu of a pending a sale, loan proceeds) sufficient to pay the purchase price, (ii) such purchase price may be paid in Shares of Stock owned by the Optionee having a fair market value on the date of exercise equal to the aggregate purchase price, or in a combination of cash and whole Shares of Stock, and (iii) for the purpose of assisting an Optionee to exercise an Option, the Company may make loans to the Optionee or guarantee loans made by third parties to the Optionee on such terms and conditions as the Board of Directors may authorize. If the Optionee so requests, Shares of Stock purchased upon exercise of an option may be issued in the name of the Optionee or another person provided that Optionee pays any documentary, transfer or other tax applicable to such issuance. An Optionee shall have none of the rights of a stockholder until the date as of which Shares of Stock are issued to him. For purposes of payment described in (i) above, the exercise shall be deemed to have occurred on the date the Company receives the exercise notice, accompanied by the stockbroker instructions, unless the Committee determines otherwise.

        (g)  NON-TRANSFERABILITY OF OPTIONS.

           (i) Subject to Sections 6(g)(ii) and 19(b) below, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. During the lifetime of a Participant to whom an Incentive Stock Option is granted, the Incentive Stock Option may be exercised only by the Participant or his guardian or legal representative.

           (ii) The Committee may grant Non-qualified Stock Options (with or without tandem SARs) that are transferable during the lifetime of the Participant, provided that (A) no consideration is paid for the transfer and (B) no Options granted to Section 16 Persons may be transferable unless and except to the extent such transferability would not result in the loss of any Rule 16b-3 exemptions for nontransferable Options granted or to be granted under the Plan. The transferee of an Option shall be subject to all restrictions applicable to the Option prior to its transfer. The Agreement granting the Option shall set forth the transfer conditions and restrictions. The Committee may impose on any transferable Option and on Stock issued upon the exercise of an Option such limitations and conditions as the Committee deems appropriate.

    7.  STOCK APPRECIATION RIGHTS.

        (a) GRANT OF STOCK APPRECIATION RIGHTS. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants, at the discretion of the Committee, in any of the following forms:

           (i) In connection with the grant, and exercisable in lieu, of Options ("Tandem SARs");

           (ii) In connection with, and exercisable in addition to, the grant of Options ("Additive SARs");

          (iii) Independent of the grant of Options ("Freestanding SARs"); or

          (iv) In any combination of the foregoing.

        (b) EXERCISE OF TANDEM SARS. Tandem SARs may be exercised with respect to all or part of the Shares subject to the Related Option. The exercise of Tandem SARs shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Tandem SAR is exercised. Conversely, the exercise, in whole or part, of a Related Option, shall cause a reduction in the number of Shares subject to the Tandem SAR equal to the number of Shares with respect to which the Related Option is exercised. Shares with respect to which the Tandem SAR shall have been exercised may not be subject again to an Award under the Plan.

        Notwithstanding any other provision of the Plan to the contrary, a Tandem SAR shall expire no later than the expiration of the Related Option and shall be exercisable only when the Related Option is eligible to be exercised. In addition, if the Related Option is an ISO, a Tandem SAR shall be exercised for no more than 100% of the difference between the Fair Market Value of Shares subject to the Related Option at the time the Tandem SAR is exercised and the Option Price of the Related Option.

        (c) EXERCISE OF ADDITIVE SARS. Additive SARs shall be deemed to be exercised upon, and in addition to, the exercise of the Related Option. The deemed exercise of Additive SARs shall not reduce the number of Shares with respect to which the Related Option remains unexercised.

        (d) EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon such SARs.

        (e) OTHER CONDITIONS APPLICABLE TO SARS. In no event shall the term of any SAR granted under the Plan exceed ten years from the Grant Date. A SAR may be exercised only when the Fair Market Value of a Share exceeds either
    (i) the Fair Market Value per Share on the Grant Date in the case of a Freestanding SAR or (ii) the Option Price of the Related Option in the case of either a Tandem or Additive SAR. A SAR shall be exercised by delivery to the Committee of a notice of exercise in the form prescribed by the Committee.

        (f) PAYMENT UPON EXERCISE OF SARS. Subject to the provisions of the Agreement, upon the exercise of a SAR, the Participant shall be entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount equal to the product of multiplying (i) the number of Shares with respect to which the SAR is exercised by (ii) an amount equal to the excess of (A) the Fair Market Value per Share on the date of exercise of the SAR over (B) either (x) the Fair Market Value per Share on the Award Date in the case of a Freestanding SAR or (y) the Option Price of the Related Option in the case of either a Tandem or Additive SAR.

        Payment to the Participant shall be made in Shares, valued at the Fair Market Value of the date of exercise, in cash, or a combination thereof, as the Committee may provide in the SAR Agreement. To the extent required to satisfy the conditions of Rule 16b-3(e), or as otherwise provided in the Agreement, the Committee shall have the sole discretion to consent to or disapprove the election of any Participant to receive cash in full or partial settlement of an SAR. In cases where an election of settlement in cash must be consented to by the Committee, the Committee may consent to, or disapprove, such election at any time after such election, or within such period for taking action as is specified in the election, and failure to give consent shall be disapproval. Consent may be given in whole or as to a portion of the SAR surrendered by the Participant. If the election to receive cash is disapproved in whole or in part, the SAR shall be deemed to have been exercised for Shares, or, if so specified in the notice of exercise and election, not to have been exercised to the extent the election to receive cash is disapproved.

        (g) NON-TRANSFERABILITY OF SARS. No SARs granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

    8.  RESTRICTED STOCK

        (a) GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock under the Plan to such Participants and in such amounts as it shall determine. Participants receiving Restricted

    Stock Awards shall not be required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services and/or until other conditions are satisfied as determined by the Committee in its sole discretion, unless required by applicable law.

        (b) RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by an Agreement that shall specify the Period of Restriction, the conditions which must be satisfied prior to removal of the restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

        (c) TRANSFERABILITY. Except as provided in this Section 8, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or upon earlier satisfaction of such other conditions as may be specified by the Committee in its sole discretion and set forth in the Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

        (d) OTHER RESTRICTIONS. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. Alternatively, the Committee, in its sole discretion, may have Shares of Restricted Stock issued without legend and held by the Secretary until such time that all restrictions are satisfied.

        (e) CERTIFICATE LEGEND. In the event that the Committee elects to legend the certificates representing Restricted Stock, and in addition to any legends placed on certificates pursuant to Section 8(d) above, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

        The sale or other transfer of the Shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the AEP Industries Inc. 1995 Stock Option Plan, as amended, effective January 1, 1995 and in a
    Restricted  Stock Agreement dated                   . A copy of the Plan and
    such Restricted Stock Agreement may be obtained from the Secretary of AEP Industries Inc.

        (f)   REMOVAL  OF RESTRICTIONS.   Except  as otherwise  provided in this
    Section 8, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction and/or upon the satisfaction of other conditions as determined by the Committee in its sole discretion. Once the Shares are released from the restrictions, the Participant shall be entitled to have removed any legend that may have been placed on the certificates representing such Shares pursuant to Sections 8(d) and 8(e) herein.

        (g) VOTING RIGHTS. During the Period of Restriction, Participants in whose name Shares of Restricted Stock are granted hereunder may exercise full voting rights with respect to those Shares.

        (h) DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants in whose name Shares of Restricted Stock are granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were distributed and the Shares shall be so legended.

    9.  PERFORMANCE AWARDS

        (a) GRANT OF PERFORMANCE AWARDS. Subject to the terms and provisions of the Plan, Performance Awards in the form of either Performance Units or Performance Shares may be granted to Participants at any time and from time to time as shall be determined by the Committee. Subject to Section 4 above, the Committee shall have complete discretion in determining the number of Performance Units or Performance Shares granted to each Participant, provided that on each date that any cash is paid to any Participant pursuant to Performance Units, the amount of cash shall be divided by the Fair Market Value of a Share of Stock on such date, and the result shall be deducted from the number of Shares that may be issued under the Plan in the aggregate or to any Participant under Section 4 above. Participants receiving Performance Awards shall not be required to pay the Corporation therefor (except for applicable tax withholding) unless required by applicable law.

        (b) VALUE OF PERFORMANCE AWARDS. The Committee shall determine the number of Performance Units or Performance Shares granted to each Participant as a Performance Award. The Committee shall set performance goals in its discretion for each Participant who is granted a Performance Award. The extent to which such performance goals are met will determine the value of the Performance Unit or Performance Share to the Participant. Such performance goals may be particular to a Participant, may relate to the performance of the Division or Subsidiary which employs him, may be based on the performance of the Company generally, or a combination of the foregoing. The performance goals may be based on achievement of balance sheet or income statement objectives, or any other objectives established by the Committee. The performance goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Committee shall determine the time period during which the performance goals must be met ("Performance Period"). Each Performance Award shall be subject to such other terms and conditions as the Committee may determine which shall be set forth in an Agreement.

        (c) SETTLEMENT OF PERFORMANCE AWARDS. After a Performance Period has ended, the holder of a Performance Unit or Performance Share shall be entitled to receive the value thereof based on the degree to which the performance goals established by the Committee and set forth in the Agreement have been satisfied.

        (d) FORM OF PAYMENT. Payment of the amount to which a Participant shall be entitled upon the settlement of Performance Award shall be made in cash, Stock, or a combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as prescribed by the Committee.

        (e) NON-TRANSFERABILITY. Unless the Committee provides otherwise pursuant to Section 19(b) below, no Performance Units or Performance Shares granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. All rights with respect to Performance Units and Performance Shares granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or personal representative.

    10.  OTHER STOCK UNIT AWARDS

        (a) GRANT. The Committee is authorized to grant to Participants, either alone or in addition to other Awards made under the Plan, Other Stock Unit Awards to be issued at such times, subject to or based upon achievement of such performance or other goals and on such other terms and conditions as the Committee shall deem appropriate and specify in the Agreement relating thereto, which need not be the same with respect to each Participant. Stock or other securities granted pursuant to Other Stock Unit Awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law.

        (b) SALE AND TRANSFERABILITY. To the extent an Other Stock Unit Award granted under the Plan is deemed to be a derivative security within the meaning of Rule 16b-3, it may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution, unless the Committee provides otherwise pursuant to

    Section 19(b) below. All rights with respect to such Other Stock Unit Awards granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or personal representative.

    11.  CHANGE IN CONTROL

    In the event of a Change in Control or immediately prior to a Change in Control of the Company, the Committee may, in its complete discretion, cause:
(a) each Option then outstanding under the Plan to become fully exercisable and remain so for the duration of the Option as specified in the Agreement; (b) all restrictions or conditions related to grants of Restricted Stock to be deemed immediately and fully satisfied and all certificates representing such Shares of Restricted Stock to be released or issued free of any legend, and thereby become freely transferable; and (c) any or all restrictions or conditions related to an Award to be released and accelerated, in such a manner, in the case of Section 16 Persons, as to conform to the provisions of Rule 16b-3.

    12.  OPTION GRANTS TO OUTSIDE DIRECTORS

        (a) OPTION GRANTS. Immediately following each annual meeting of stockholders of the Company, commencing with the 1995 meeting and continuing with each annual meeting of stockholders thereafter until the Plan is terminated or expires pursuant to Section 16 below, or, if any such annual meeting is held on a date for which Fair Market Value cannot be calculated (because Common Stock is not traded on such date or for any other reason), then on the next date for which Fair Market Value can be calculated, each person who is an Eligible Director immediately following such annual meeting shall be granted a Non-qualified Stock Option to purchase 1,000 shares of Stock. The price at which shares may be purchased under any option granted pursuant to this Section 12(a) shall be their Fair Market Value on the date such option is granted.

        (b)  TERM OF OPTION AND LIMITATIONS ON RIGHT TO EXERCISE.

           (i) Except as otherwise provided in Subsections 12(b)(ii), (iii), and
       (iv) below, an Option granted to an Outside Director may be exercised at any time for all or from time to time for any part of the shares which are subject to purchase under the Option, before the tenth anniversary of the date on which the Option was granted. If not sooner exercised or terminated pursuant to the preceding sentence or the other provisions of this Subsection 12(b)(i), an Option shall expire on the tenth anniversary of the date on which it was granted.

           (ii) An Option granted to an Outside Director may not be exercised in whole or in part until the fifth anniversary of the grant date of the Option except as follows:

                                                                        CUMULATIVE PERCENTAGE OF
                                                                       AGGREGATE NUMBER OF SHARES
                                                                       OF STOCK COVERED BY OPTION
                                                                          WHICH MAY BE EXERCISE
EXERCISE PERIOD                                                             PERIOD PURCHASED
- ---------------------------------------------------------------------  ---------------------------
Within 1st year from date of grant...................................                   0%
Beginning one year from date of grant................................                  20%
Beginning two years from date of grant...............................                  40%
Beginning three years from date of grant.............................                  60%
Beginning four years from date of grant..............................                  80%
Beginning five years from date of grant..............................                 100%

       less, in the case of each exercise period, the number of Shares of Stock, if any, previously purchased under the Option.

          (iii) A Participant's right to exercise an Option that is otherwise exercisable pursuant to the provisions of Subsections 12(b)(i) and (ii) above shall terminate one year after the Participant's service on the Board of Directors terminates for any reason other than cause within the meaning of the Company's by-laws, and upon the termination of the Participant's service on the Board of Directors for cause.

          (iv) An Option may not be exercised for fewer than one hundred Shares unless fewer than one hundred Shares remain subject to the Option at the time, in which case the Option may not be exercised for less than the full balance of the Shares that remain subject to the Option at the time.

        (c)   TIME AND MANNER OF OPTION  EXERCISE.  An Option granted under this
    Section 12 shall be considered exercised if and when written notice, signed by the person exercising the Option and stating the number of Shares with respect to which the Option is being exercised, is received by the Secretary on a form approved for this purpose by the Committee, accompanied by full payment of the Option exercise price in one or more of the forms described in Section 12(d) below for the number of Shares to be purchased. No Option may at any time be exercised with respect to a fractional Share.

        (d) PAYMENT OF EXERCISE PRICE. The Option exercise price may be paid in whole or in part (i) in cash, (ii) by bank-certified check, cashier's check, or personal check subject to collection, (iii) in whole Shares valued at their Fair Market Value on the date of exercise, provided that such Shares have been held by the Participant for at least six months before the date of exercise or satisfy such other requirement(s) as the Committee may impose, or (iv) by delivering to the Company a properly executed exercise notice together with a copy of irrevocable instructions to a stockbroker to sell immediately some or all of the Shares acquired by exercise of the Option and to deliver promptly to the Company an amount of sale proceeds (or, in lieu of or pending a sale, loan proceeds) sufficient to pay the purchase price.

        (e) EXERCISE AFTER DEATH. Following the death of an Outside Director any Options that were exercisable at the time of his death may be exercised prior to their expiration or termination pursuant to the provisions of
    Section 12(b) above by the Participant's beneficiary designated pursuant to the provision of Section 12(f) below or, if no such beneficiary has been designated or survives the Participant, by the Participant's estate or the person or persons to whom the Options passed by will or the laws of descent and distribution.

        (f) TRANSFERABILITY. An Option granted to an Outside Director under the Plan is not transferable by the Participant other than by will or the laws of descent and distribution and, during the lifetime of the Participant, is exercisable only by him or his legal representative. Notwithstanding the foregoing, a Participant may designate a beneficiary to whom his Options shall pass in the event of his death, provided that such beneficiary is designated in writing on a form approved for that purpose by the Committee and such form is received by the Secretary prior to the Participant's death and, provided further, that the Committee consents to any beneficiary so designated.

    13. ADJUSTMENT FOR CHANGE IN STOCK SUBJECT TO PLAN AND OTHER EVENTS. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or Shares of the Company, the Committee shall make such adjustments, if any, as it deems appropriate in the number and kind of Shares subject to the Plan, in the number and kind of Shares covered by outstanding Awards, in the Option price per Share of outstanding Options, in the maximum number of Shares that may be issued to any Participant pursuant to Awards made under the Plan, and in the number of Shares which shall be optioned annually to each Outside Director pursuant to Section 12 hereof. If the adjustment would produce fractional Shares with respect to any then outstanding Awards, the Committee may adjust appropriately the number of Shares covered by the outstanding Awards so as to eliminate the fractional Shares. Any adjustment to be made with respect to Incentive Stock Options shall comply with Sections 422 and 424 of the Code.

    In connection with any merger or consolidation in which the Company is not the surviving corporation or any sale or transfer by the Company of all or substantially all its assets or any tender offer or exchange offer for, or the acquisition, directly or indirectly, by any person or group of all, or a majority of the then outstanding voting securities of the Company, all outstanding Options under the

Plan shall become exercisable in full, notwithstanding any other provision of the Plan or of any outstanding Options granted thereunder, on and after (a) 15 days prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (b) the date of commencement of such tender offer or exchange offer, as the case may be.

    14. (A) REGISTRATION, LISTING, AND QUALIFICATION OF SHARES OF STOCK. Each Award shall be subject to the requirement that if at any time the Committee shall determine that the registration, listing, or qualification of the Shares covered thereby upon any securities exchange or under any Federal or state law or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase, issuance, or transfer of Shares thereunder, no such Award may be exercised unless and until such registration, listing, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The Company may require that any person exercising an Option shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

        (b) OTHER TERMS AND CONDITIONS. The Committee may impose such other terms and conditions, not inconsistent with the terms hereof, on the grant or exercise of Awards, as it deems advisable.

    15. EFFECTIVENESS OF PLAN. The Plan will not be effective unless approved by a majority of the votes cast by the stockholders of the Company at a meeting of stockholders duly called and held for such purpose within twelve months of adoption by the Board, and no Award granted hereunder shall be exercisable prior to such approval.

    16.  AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN

        (a) AMENDMENT, MODIFICATION, AND TERMINATION. Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no Award shall be granted hereunder after, the earlier of
    (i) the close of business on the next day preceding the tenth anniversary of the date of adoption of the Plan by the Board of Directors or (ii) the date on which all Shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of Options granted under the Plan. If the date of termination is determined under (i) above, then Options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Options. At any time and from time to time, the Board may terminate, amend, or modify the Plan. The Board is specifically authorized to amend the Plan and take such other action as it deems necessary or appropriate to comply with Code
    Section 162(m) and regulations issued thereunder, or with Rule 16b-3. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto, or under any other applicable laws, rules, or regulations. The Plan provisions that determine the amount, price and timing of Option grants to Outside Directors may not be amended more than once every six months, other than to comply with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder, unless the Board determines that Rule 16b-3 will not be rendered unavailable thereby.

        (b)    AWARDS  PREVIOUSLY  GRANTED.    No  termination,  amendment,   or
    modification of the Plan, shall adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

    17.  WITHHOLDING

        (a) TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment under or as a result of this Plan.

        (b) STOCK WITHHOLDING. To the extent that the Code requires withholding upon the exercise of Non-qualified Stock Options, or upon the lapse of restrictions on Restricted Stock, or upon the occurrence of any other similar taxable event, the Committee may permit or require, subject to any rules it deems appropriate, the withholding requirement to be satisfied, in whole or in part, with or without the consent of the Participant, by having the Company withhold Shares having a Fair Market Value equal to the amount required to be withheld from the Shares issuable to the Participant. The value of the Shares to be withheld shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined.

    18. SUCCESSORS All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

    19.  GENERAL

        (a) REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies as may be required. No Shares shall be issued or transferred pursuant to this Plan unless and until all legal requirements applicable to such issuance or transfer have, in the opinion of counsel to the Company, been complied with. In connection with any such issuance or transfer, the person acquiring the Shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company in respect to such matters as the Company may deem desirable to assure compliance with all applicable legal requirements.

        (b) EFFECT OF PLAN. The establishment of the Plan shall not confer upon any Participant any legal or equitable right against the Company, a Subsidiary, a Parent, or the Committee, except as expressly provided in the Plan. The Plan is not intended to constitute a contract of employment between the Company or any of its Subsidiaries or Affiliates and any Participant. Participation in the Plan shall not give any Participant any right to be retained in the service of the Company or any of its Subsidiaries or Affiliates. No Award and no right under the Plan, contingent or otherwise, shall be subject to any encumbrance, pledge or charge of any nature or shall be assignable except that, under such rules and regulations as the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated in respect to the Award in the event of the death of the holder of the Award and except, also, that if the beneficiary shall be the executor or administrator of the estate of the holder of the Award, any rights in respect to such Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Award or under the laws relating to descent and distribution.

        (c) CERTAIN HARDSHIP DISTRIBUTION PROVISIONS. No Participant may exercise an Award or engage in any other transaction with respect to an Award or the Plan during the balance of the calendar year after the Participant receives a hardship distribution from a plan of the Company or a related party within the provisions of Code sections 414(b),(c), (m) or (o) containing a cash or deferred arrangement under Section 401(k) of the Code, or during the following calendar year, if such exercise or other transaction would constitute an elective contribution or employee contribution to the Plan within the meaning of Treasury Regulation Section 1.401(k)-1(d)(2)(iv)(B)(4). The preceding sentence shall not apply if and to the extent that the Committee determines it is not necessary to qualify any such plan as a cash or deferred arrangement under Section 401(k) of the Code.

        (d) CREDITORS. The interests of any Participant under the Plan or any Agreement shall not be subject to the claims of creditors and may not, in any way, be assigned, alienated, or encumbered.

        (e) GOVERNING LAW. The Plan, and all Agreements made pursuant hereto, shall be governed, construed, and administered in accordance with and governed by the laws of the State of New Jersey and it is the intention of the Company that ISOs granted under the Plan qualify as such under Section 422 of the Code.

        (f) SEVERABILITY. In the event that any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        (g) RULE 16B-3 REQUIREMENTS; CODE SECTION 162(M). Any provision of the Plan to the contrary notwithstanding: (i) the Committee may impose such conditions on any Award as the Committee may determine, on the advice of counsel, are necessary or desirable to satisfy the provisions of Rule 16b-3;
    (ii) transactions by and with respect to Section 16 Persons shall comply with any applicable conditions of Rule 16b-3 unless the Committee determines otherwise; (iii) transactions with respect to persons whose remuneration is subject to the provisions of Section 162(m) of the Code shall conform to the requirements of Section 162(m)(4)(C) of the Code unless the Committee determines otherwise; (iv) the Plan is intended to give the Committee the authority to grant Awards that qualify as performance-based compensation under Code Section 162(m)(4)(C) as well as Awards that do not so qualify; and (v) any provision of the Plan that would prevent the Committee from exercising the authority referred to in clause (iv) hereof or that would prevent an Award that the Committee intends to qualify as performance-based compensation under Code Section 162(m)(4)(C) from so qualifying shall be administered, interpreted and construed to carry out the Committee's intention, and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.

    20. OTHER ACTIONS. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including but not by way of limitation, the right of the Company to grant or issue options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation, or association.

             PROXY ANNUAL MEETING OF STOCKHOLDERS -- APRIL 11, 1995
                                  COMMON STOCK

    The undersigned, a stockholder of AEP INDUSTRIES INC., does hereby appoint Paul E. Gelbard and Paul M. Feeney, or either of them, with full power of substitution, the undersigned's proxies, to appear and vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Tuesday, April 11, 1995, at 10:00 A.M., local time, or at any adjournments thereof, upon such matters as may properly come before the Meeting.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby instructs said proxies or their substitutes to vote as specified below on each of the following matters in accordance with their judgment on any other matters which may properly come before the Meeting.

1.         Election of Directors         FOR all the nominees listed               WITHHOLD AUTHORITY
                                         (EXCEPT AS MARKED TO THE CONTRARY) / /    TO VOTE FOR ALL THE NOMINEES LISTED
                                                                                   BELOW / /
                                          J. Brendan Barba and Lawrence R. Noll
  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED
                                                         BELOW.)
2.         Approval to increase the authorized number of shares of Common Stock of the Company from 8,000,000 to
           20,000,000.
           / /  FOR                    / /  AGAINST                    / /  ABSTAIN
3.         Approval to adopt the Company's 1995 Employee Stock Purchase Plan.
           / /  FOR                    / /  AGAINST                    / /  ABSTAIN

                          (CONTINUED ON REVERSE SIDE)

4.         Approval to adopt the Company's 1995 Stock Option Plan.
           / /  FOR                    / /  AGAINST                    / /  ABSTAIN
5.         Ratification of appointment of Arthur Andersen LLP as the Company's independent auditors for Fiscal 1995.
           / /  FOR                    / /  AGAINST                    / /  ABSTAIN
The Board of Directors favors a vote "FOR" each item.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO ANY OF ITEMS 1, 2, 3, 4 OR 5 THEY WILL BE VOTED IN FAVOR OF THE ITEM(S) FOR WHICH NO DIRECTION IS INDICATED.

    IMPORTANT: Before returning this Proxy, please sign your name or names on the line(s) below exactly as shown thereon. Executors, administrators, trustees, guardians or corporate officers should indicate their full titles when signing. Where shares are registered in the name of joint tenants, each joint tenant or trustee should sign.
                                              DATED ______________________, 1995
                                              ____________________________(L.S.)
                                              ____________________________(L.S.)
                                                    Stockholder Sign Here

   PLEASE MARK, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.